AEGON/Transamerica Series Fund, Inc.

BlackRock Large Cap Value; Federated Growth & Income; and Great Companies — Global2

Supplement dated June 23, 2003 to the Prospectus dated May 1, 2003

Please read this Supplement carefully and retain it for future reference.

BlackRock Large Cap Value

The following replaces the current information under the section entitled “Principal Investment Strategies” on page BRLCV-1:

The portfolio’s sub-adviser, BlackRock Advisors, Inc. (BlackRock), seeks to achieve the portfolio’s investment objective by investing at least 80%of its net assets in equity securities issued by U.S. large capitalization value companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index stocks). The portfolio primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the portfolio’s return per unit of risk. The portfolio seeks to maintain the market capitalization, sector allocations and style characteristics of the portfolio’s portfolio similar to those of the Russell 1000 Value Index.

Seeking to maintain the optimal risk/return trade-off, the portfolio management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off. In order to remain fully invested and instead of purchasing and selling securities directly, the portfolio may invest in depository receipts that seek to replicate the price performance and dividend yield of the Russell 1000 Value Index.

As part of its normal operations, the portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The portfolio will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the portfolio’s investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the portfolio as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Federated Growth & Income

The following disclosure is added as the last paragraph in the section entitled “Principal Investment Strategies” on page FGI-1:

The portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the portfolio does not own to take advantage of an anticipated decline in the stock’s price. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio’s securities sold short to exceed 25% of its net assets.

The following disclosure is added to the section entitled “Primary Risks” on page FGI-1:

      LEVERAGE RISK

Leverage risk is created when an investment exposes the portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the portfolio’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

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Great Companies – Global2

At a meeting held on June 10, 2003, the Board of Directors approved the following:

On	or about September 15, 2003, Templeton Investment Counsel, LLC. (“Templeton”), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, is scheduled to be added as a co-sub-adviser to Great Companies Global[2]. Templeton is scheduled to assume responsibility for managing the non-U.S. portion of the fund, and Great Companies, L.L.C. will maintain responsibility for the U.S. equity component. The overall advisory fee and sub-advisory fee will remain the same. The fund will then be renamed “Templeton Great Companies – Global.”